                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                             (Amendment No.___________)

Filed by the Registrant                                    |X|
Filed by a Party other than the Registrant                 |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive  Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              SECURITY INCOME FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

SECURITY INCOME FUND
    *  EMERGING MARKETS TOTAL RETURN SERIES
    *  GLOBAL ASSET ALLOCATION SERIES
    *  GLOBAL HIGH YIELD SERIES
Member of The Security Benefit Group of Companies
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001
1-800-888-2461

                                                                   April 7, 1999

Dear Shareholder:

   The Board of Directors of Security Income Fund (the "Fund") has unanimously approved the liquidation and dissolution of the Emerging Markets Total Return Series, the Global Asset Allocation Series and the Global High Yield Series (the "Series") of the Fund pursuant to a Plan of Liquidation and Dissolution for the Series (the "Plan"). After considering other alternatives, the Board of Directors concluded that the liquidation and dissolution of the Series pursuant to the Plan is in the best interest of each Series and its shareholders. The enclosed Notice of a Special Meeting is to inform you of a meeting called to obtain shareholder approval of each Series' liquidation and dissolution pursuant to the Plan. The enclosed Proxy Statement describes this matter in more detail.

   The Series' net assets as of February  26, 1999 were Global High Yield Series
- $4,152,688, Global Asset Allocation Series - $2,259,381 and Emerging Markets Total Return Series - $1,590,748. The Board of Directors has concluded that the continued operation of the Series at this size is not economically feasible for shareholders and any marketing efforts under current circumstances are unlikely to increase the Series' size enough to justify the continuance of each Series' operations. In addition, given each Series' relatively small amount of assets, the Board of Directors has determined that it is unlikely that any Series could be sold to, or merged with, another investment company. Therefore, the Board of Directors has approved the liquidation and dissolution of the Series pursuant to the Plan, subject to approval by the respective Series' shareholders.

   If the Plan is approved with respect to a Series, shareholders remaining in that Series as of the liquidation date will receive one or more cash distributions as described in the Proxy Statement and the Plan. If shareholders do not approve this proposal, the Series will continue to incur additional expenses which may adversely affect their net asset value.

   After reading the enclosed material, please complete, sign and return the proxy card so that your shares will be represented and so that the Series can avoid the expense of additional mailings. You may revoke your proxy at any time prior to its use. YOUR VOTE IS EXTREMELY IMPORTANT.

   If you want additional information concerning this proposal, please call the Fund's toll-free number 1-800-888-2461, ext. 3127.


                                                            Sincerely,
                                                            JOHN D. CLELAND
                                                            President
                                                            Security Income Fund

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
           SECURITY INCOME FUND, EMERGING MARKETS TOTAL RETURN SERIES,
           GLOBAL ASSET ALLOCATION SERIES AND GLOBAL HIGH YIELD SERIES
                            TO BE HELD APRIL 26, 1999
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461



TO THE SHAREHOLDERS OF
   * SECURITY INCOME FUND
     - EMERGING MARKETS TOTAL RETURN SERIES
     - GLOBAL ASSET ALLOCATION SERIES
     - GLOBAL HIGH YIELD SERIES

   Notice is hereby given that a special meeting of the shareholders of the Global High Yield Series, the Global Asset Allocation Series and the Emerging Markets Total Return Series (the "Series") of Security Income Fund (the "Fund"), a Kansas corporation, will be held on April 26, 1999 at 9:30 a.m., Central time, at the offices of the Fund, 700 SW Harrison, Topeka, Kansas 66636-0001 (the "Meeting"). The Meeting has been called for the following purposes:

   1. To approve the liquidation and dissolution of the each Series pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Fund's Board of Directors;

   2. To amend the Articles of Incorporation of the Fund to reduce to zero the number of shares outstanding of each Series and dissolve those Series of the Fund's common stock.

   3.  To transact such other business as may properly come before the Meeting.

   The Series' shareholders of record at the close of business on April 1, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED, SO THAT A QUORUM WILL BE PRESENT AT THE MEETING. TO AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM, IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                           By order of the Board of Directors of
                                                           Security Income Fund,
                                                                      AMY J. LEE
                                                                       Secretary
The date of this Notice is April 7, 1999
--------------------------------------------------------------------------------

IMPORTANT: SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE FUND AS EARLY AS POSSIBLE.

SECURITY INCOME FUND
   * EMERGING MARKETS TOTAL RETURN SERIES
   * GLOBAL ASSET ALLOCATION SERIES
   * GLOBAL HIGH YIELD SERIES
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001


                 SPECIAL MEETING OF SHAREHOLDERS, APRIL 26, 1999
                                 PROXY STATEMENT


   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security Income Fund, a Kansas corporation (the "Fund"). Proxies will be voted at a special meeting of shareholders of the Fund's Global High Yield Series, Global Asset Allocation Series and Emerging Markets Total Return Series (the "Series") to be held on April 26, 1999 at 9:30 a.m. Central time, at the offices of the Fund, 700 SW Harrison, Topeka, Kansas 66636-0001, and at any adjournment(s) thereof (the "Meeting").

   This Proxy Statement, accompanied by Notice of the Special Meeting and a proxy card, was first mailed to shareholders of the Series on or about April 14, 1999. The expenses in connection with preparing this Proxy Statement and all solicitations will be borne by the Series to the extent permitted by applicable law.

   At the Meeting, shareholders of each Series will be asked to approve the liquidation and dissolution of the Series pursuant to the provisions of the Plan of Liquidation and Dissolution attached hereto as Exhibit A (the "Plan"). The shareholders will be asked to amend the Fund's Articles of Incorporation to reduce to zero the number of the shares of each Series outstanding and to dissolve those Series of the Fund's common stock. The Board of Directors of the Fund approved the Plan and amendment of the articles of incorporation by unanimous written consent in lieu of a meeting, subject to shareholder approval. A majority of the outstanding shares of a Series (a "quorum") must be present in person or by proxy in order to conduct the business of the Series at the Meeting. The affirmative vote of shareholders holding a majority of the outstanding shares of a Series' common stock (the "Shares") is required for approval of the liquidation and dissolution of each Series and amendment of the Fund's Articles of Incorporation. The Board of Directors recommends that shareholders of each Series vote "FOR" the liquidation and dissolution and "FOR" the amendment of the Articles of Incorporation.


   Shareholders of record at the close of business on April 1, 1999 (the "Record Date") are entitled to vote at the Meeting. Each shareholder is entitled to one vote for each full Share and a proportionate vote for each fractional Share held as of the Record Date. The number of Shares outstanding and the net assets of each Series as of the Record Date are set forth below.

--------------------------------------------------------------------------------
   THE FUND WILL FURNISH TO A SHAREHOLDER, WITHOUT CHARGE, A COPY OF THE SERIES' MOST RECENT ANNUAL REPORT UPON WRITTEN REQUEST TO SECURITY INCOME FUND, MFR SERIES, 700 SW HARRISON, TOPEKA, KANSAS 66636-0001, OR BY CALLING 1-800-888-2461, EXT. 3127.

  ----------------------------------------------------------------------------
                 SERIES            NUMBER OF SHARES OUTSTANDING     NET ASSETS
  ----------------------------------------------------------------------------
  Global High Yield                        408,144.723              $3,749,903
  Global Asset Allocation                  118,476.049              $2,138,506
  Emerging Market Total Return             140,905.788              $1,477,578
  ----------------------------------------------------------------------------


   As of the Record Date, the following persons owned beneficially more than 5% of a Series.


--------------------------------------------------------------------------------
                                                                         % OF
                                                          NUMBER       SERIES'
                                                        OF SHARES    OUTSTANDING
SERIES                         NAME                       OWNED         SHARES
--------------------------------------------------------------------------------
             Security Benefit Life Insurance Company
Emerging               700 Harrison Street             111,696.859       79%
Markets                  Topeka, KS 66636
Total        -------------------------------------------------------------------
Return               Edward D. Jones Co F A O
                          P.0. Box 2500                 10,246.000        7%
                    Maryland Heights, MO 63043
--------------------------------------------------------------------------------
             Security Benefit Life Insurance Company
                       700 Harrison Street             103,219.628       87%
Global                   Topeka, KS 66636
Asset        -------------------------------------------------------------------
Allocation               Hisanori Kataoka
                            %TOA Corp                   8,574.436         7%
               3-7-13 Naritaya Building, 5th Floor
                       Ginza Chuo-Ku Tokyo
--------------------------------------------------------------------------------
Global             Security Benefit Group Inc.
High                   700 Harrison Street             363,372.292       89%
Yield                    Topeka, KS 66636
--------------------------------------------------------------------------------


   The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies will vote your Shares in favor of the proposals described in this Proxy Statement and they may, in their discretion, vote upon such other matters as may properly come before the Meeting. Any person giving a proxy may revoke it at any time prior to its use by giving written notice of such revocation to the Fund prior to the Meeting, by delivering a subsequently dated proxy to the Fund prior to the Meeting, or by attending and voting at the Meeting in person.

   If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the liquidation and dissolution of the Series and amendment of the Articles of Incorporation of the Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote for or against an adjournment based on their determination of what is in the best interests of the shareholders. A shareholder vote may be taken for a Series on one more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval with respect to that Series.


   If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee has discretionary power) or is marked with an abstention (collectively, "abstentions"), the Series' Shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposals described herein and any other proposals that may come before the Meeting.


   Proxies will be solicited primarily by mail. However, proxies may also be solicited by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of Security Management Company, LLC, the Fund's transfer agent and administrator.

--------------------------------------------------------------------------------
                                                                 SHAREHOLDERS
             PROPOSAL                                             SOLICITED
--------------------------------------------------------------------------------
1.  a.  To approve the liquidation and dissolution of the     Emerging Markets
        Emerging  Markets Total Return Series pursuant to     Total Return
        a Plan of Liquidation and Dissolution approved by     Series of the Fund
        the Fund's Board of Directors.
--------------------------------------------------------------------------------
    b.  To approve the liquidation and dissolution of the     Global Asset
        Global Asset Allocation Series pursuant to a Plan     Allocation Series
        of Liquidation  and  Dissolution  approved by the     of the Fund
        Fund's Board of Directors.
--------------------------------------------------------------------------------
    c.  To approve the liquidation and dissolution of the     Global High
        Global  High Yield  Series  pursuant to a Plan of     Yield Series
        Liquidation  and  dissolution   approved  by  the     of the Fund
        Fund's Board of Directors.
--------------------------------------------------------------------------------
2.  a.  To amend the  Articles  of  Incorporation  of the     Emerging Markets
        Fund to  reduce  to zero  the  number  of  shares     Total Return
        outstanding of the Emerging  Markets Total Return     Series of the Fund
        Series  and  dissolve  that  series of the Fund's
        common stock.
--------------------------------------------------------------------------------
    b.  To amend the  Articles  of  Incorporation  of the     Global Asset
        Fund to  reduce  to zero  the  number  of  shares     Allocation Series
        outstanding of the Global Asset Allocation Series     of the Fund
        and  dissolve  that  series of the Fund's  common
        stock.
--------------------------------------------------------------------------------
    c.  To amend the  Articles  of  Incorporation  of the     Global High Yield
        Fund to  reduce  to zero  the  number  of  shares     Series of the Fund
        outstanding  of the Global High Yield  Series and
        dissolve that series of the Fund's common stock.
--------------------------------------------------------------------------------

                                   PROPOSAL 1
        PROPOSAL TO LIQUIDATE THE ASSETS AND DISSOLVE THE SERIES PURSUANT
          TO THE PROVISIONS OF THE PLAN OF LIQUIDATION AND DISSOLUTION


   Proposals 1 and 2 are contingent upon shareholder approval of both Proposals. If either proposal is not approved by shareholders of a Series, the other Proposal will not be presented at the Meeting for that Series and any votes in favor of such other Proposal will be null and void with no legal effect.


THE LIQUIDATION IN GENERAL

   The Board of Directors proposes to liquidate and dissolve the Series pursuant to the provisions of the Plan. The Plan provides for (1) the complete liquidation of all of the assets of each Series; (2) ratable distribution to shareholders of each Series' net assets; (3) the subsequent dissolution of each Series under Kansas law.

   The Board of Directors of the Fund has determined that (i) in order to anticipate and meet redemption requests by shareholders prior to the Meeting, and (ii) to decrease the probability of having to sell portfolio securities at unfavorable prices, the Fund's management ("Management") may begin to liquidate each Series' assets as it deems appropriate and in the shareholders' best interests. If the Plan is approved, Management will undertake to liquidate the remainder of the Series' assets at market prices and on such terms and conditions as Management shall determine to be reasonable and in the best interest of each Series and its shareholders. In the event the Plan is not adopted, the Directors will consider what action, if any, should be taken, including whether to continue the indefinite suspension of sales of Series Shares.

REASONS FOR THE LIQUIDATION


   The Fund is an open-end management investment company of the series type organized as a Kansas corporation. The Fund first offered shares of the Global High Yield Series on June 1, 1995, and the Global Asset Allocation and Emerging Markets Total Return Series on May 19, 1997.


   The Directors of the Fund considered and unanimously adopted resolutions which, in part, (1) approved the liquidation and dissolution of each Series pursuant to the Plan of Liquidation and Dissolution, (2) approved amendment of the Articles of Incorporation of the Fund to reduce to zero the number of shares outstanding of each Series and dissolve those Series of the Fund's common stock, and (3) called a Special Meeting of Shareholders to approve the liquidation and dissolution of the Series pursuant to the Plan and amendment of the Fund's Articles of Incorporation. Under Kansas law, the dissolution of a series may be authorized by the affirmative vote of a majority of the outstanding shares of the affected series.

   At a meeting held February 10, 1999, Management reported to the Board of Directors that the continued operation of each Series at its current size was not economically feasible for the shareholders. Management reviewed the following possible alternatives for the Series: (i) continuation of the Series with increased efforts to sell additional shares of the Series thereby increasing the Series assets; (ii) the merger or sale of each Series into a similar investment company; and (iii) a prompt liquidation of each Series. The Board of Directors asked Management to report back to the Board prior to May 1, 1999, concerning the feasibility of the possible alternatives.

   Management reported to the Board of Directors that it had considered the viability of each alternative and had concluded that the prompt liquidation and dissolution of the Series was the only viable alternative consistent with the best interests of the shareholders at this time. Management was not confident that any marketing efforts under current circumstances would increase the Series' size sufficiently to continue their operations. Management reported that it found the merger or sale of the Series into a similar investment company not to be a realistic alternative due to the relatively small amount of assets under management in the Series.

   Therefore, Management requested that the Board of Directors approve the prompt liquidation and dissolution of the Series pursuant to the Plan. Based upon Management's report and recommendation, the Board of Directors concluded that the liquidation and dissolution of the Series pursuant to the Plan is in the best interests of the Series and the shareholders and approved the Plan and amendment of the Articles of Incorporation by unanimous written consent in lieu of a meeting, subject to shareholder approval. Upon the liquidation and dissolution of the Series, shareholders may receive a taxable cash distribution. See "Federal Income Tax Consequences" below.

DESCRIPTION OF THE PLAN

   Under the Plan, on the date on which the Plan is approved by a Series' shareholders (the "Effective Date"), the Series will cease to conduct business except as is required to carry out the terms of the Plan and to accept redemption requests. Thereafter, all securities and other assets held by the Series not already held in cash or cash equivalents will be converted to cash or cash equivalents. Management will undertake to liquidate the Series' assets at market prices on such terms and conditions as Management shall determine to be reasonable and in the best interest of each Series and its shareholders.

   The Plan further provides that the ratable distribution of each Series' assets to its shareholders will be made in one or more cash payments. The first distribution of a Series' assets (the "First Distribution") is expected to consist of cash representing substantially all of the assets of the Series, less any amount reserved to pay liabilities and expenses of the Series. Subsequent distributions, if necessary, are anticipated to be made within ten days after the First Distribution and will consist of cash from any assets remaining after payment of liabilities and expenses, the proceeds of any sale of assets under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Series. The First Distribution and any subsequent cash distributions will be called the "Liquidation Distribution".

   At present, the date or dates on which the Series will pay the liquidation distributions to their shareholders and on which the Series will be liquidated are not known to the Series, but it is anticipated that, if shareholders adopt the Plan, the liquidation would occur on or prior to May 1, 1999. Each shareholder will be required to surrender his or her share certificate(s) to the Series' transfer agent, Security Management Company, LLC ("SMC"), at 700 SW Harrison Street, Topeka, Kansas 66636-0001 prior to receiving his or her pro rata liquidating distribution(s). In the event that a shareholder cannot surrender a share certificate because it has been lost, apparently destroyed or wrongfully taken, the shareholder will be asked to contact SMC at (785) 431-3127 to make alternative arrangements. The pro rata distribution represented by any certificate not surrendered eventually will become "presumed abandoned" under the abandoned property law of Kansas, and, pursuant to Kansas law, generally will become payable to the shareholder's state of last residence according to SMC's records.

FUND ACTIVITY FOLLOWING THE LIQUIDATION

   Following liquidation, the Fund intends to file a certificate of dissolution in accordance with the applicable provision of Kansas law.

   THE RIGHT OF A SHAREHOLDER TO REDEEM HIS OR HER SHARES OF THE SERIES AT ANY TIME HAS NOT BEEN IMPAIRED AND WILL NOT BE IMPAIRED BY THE ADOPTION OF THE PLAN. THEREFORE, A SHAREHOLDER MAY REDEEM SHARES CONSISTENT WITH THE PROVISIONS OF THE INVESTMENT COMPANY ACT WITHOUT THE NECESSITY OF WAITING FOR THE FUND TO TAKE ANY ACTION.

FEDERAL INCOME TAX CONSEQUENCES

   For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's Shares in exchange for the Liquidation Distribution. Each shareholder will recognize gain or loss in an amount equal to the difference between the cash he or she receives pursuant to the Liquidation Distribution and the adjusted tax basis of his or her Shares. Assuming the shareholder holds his or her Shares as a capital asset, the gain or loss generally will be treated as a capital gain or loss. If the shares have been held for more than twelve months, the gain or loss will constitute a long-term capital gain or loss taxable at a maximum 20% rate. For Shares held one year or less, the gain or loss will constitute a short-term capital gain or loss generally taxable at ordinary income rates. Shareholders will be notified of their respective shares of ordinary and capital gain dividends for the Series' final fiscal year in normal tax-reporting fashion; amounts included in income as dividends and reinvested in Shares will increase the shareholders' adjusted bases in their Shares for purposes of computing their gain or loss on the receipt of the Liquidation Distribution.

   The information above is only a summary of some of the federal income tax consequences generally affecting the Series and their individual U.S. shareholders resulting from the liquidation of the Series. This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences of the liquidation may affect shareholders differently depending upon their particular tax situations, and, accordingly, this summary is not a substitute for careful tax planning on an individual basis.

   SHAREHOLDERS  SHOULD  CONSULT  THEIR TAX ADVISERS TO  DETERMINE  THE FEDERAL,
STATE,   AND  OTHER  INCOME  TAX   CONSEQUENCES  OF  RECEIVING  THE  LIQUIDATION
DISTRIBUTION WITH RESPECT TO THEIR PARTICULAR TAX CIRCUMSTANCES.

                                   PROPOSAL 2
             PROPOSAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION
               TO REDUCE TO ZERO THE NUMBER OF SHARES OUTSTANDING
                   OF EACH SERIES AND TO DISSOLVE EACH SERIES


   In order to dissolve each Series, Kansas law requires amendment of the Fund's Articles of Incorporation. Global Asset Allocation Series, Emerging Markets Total Return Series and Global High Yield Series are series of the Fund's common stock. Under Kansas law, each series of common stock is set forth in the Fund's Articles of Incorporation, and the series' powers, designations, preferences and the qualifications, limitations or restrictions of such preferences or rights are described therein. Kansas law provides that any proposal to reduce the number of shares of a series below the number outstanding must be approved by a vote of a majority of the shares of the affected series. As a result, the shareholders of each Series will vote separately with respect to dissolution of that Series and a majority vote of the shareholders is required to approve dissolution of the Series.


   The Board of Directors of the Fund has approved amending the Fund's Articles of Incorporation to dissolve the Series. Based upon the considerations set forth under Proposal 1, the Board of Directors found that dissolution of the Series was in the best interests of each Series and its shareholders.

CONCLUSION

   THE DIRECTORS RECOMMEND VOTING FOR THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE SERIES PURSUANT TO TERMS AND CONDITIONS OF THE PLAN AND TO AMEND THE FUND'S ARTICLES OF INCORPORATION AS DESCRIBED ABOVE. IN THE EVENT THE PLAN IS NOT ADOPTED, THE DIRECTORS WILL CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN.

                                 OTHER BUSINESS

   Management knows of no other business to be presented at the Meeting other than the proposals set forth in this Proxy Statement. If any other business properly comes before the Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

                              SHAREHOLDER PROPOSALS

   Unless otherwise required under the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. Shareholder proposals must be received at least 120 days prior to the next meeting of shareholders, whenever held.

FUND MANAGEMENT


   MFR Advisors, Inc., One Liberty Plaza, 46th Floor, New York, New York 10006 serves as the Series' investment adviser. The Series' transfer agent is Security Management Company, LLC, 700 SW Harrison, Topeka, Kansas 66636-0001. The Series' custodian is Chase Manhattan Bank, 4 Chase Metro Tech Center, Brooklyn, New York 11245. The Series' underwriter is Security Distributors, Inc., 700 SW Harrison, Topeka, Kansas 66636-0001.


   PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE TO THE FUND OR BY SUBMITTING A PROXY CARD BEARING A LATER DATE.

April 7, 1999


                                              By Order of the Board of Directors
                                              Security Income Fund,
                                              AMY J. LEE
                                              Secretary

                                    EXHIBIT A
                                     FORM OF
                       PLAN OF LIQUIDATION AND DISSOLUTION

THIS PLAN OF LIQUIDATION AND DISSOLUTION (the "Plan") is adopted by Security Income Fund (the "Fund") for its Global High Yield Series, Global Asset Allocation Series and Emerging Markets Total Return Series (the "Series").

                              W I T N E S S E T H:
                              --------------------

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, this Plan is intended to be and is adopted as a plan of liquidation of the Series, on the terms and conditions set forth below; and

WHEREAS, the Board of Directors of the Fund, including a majority of the directors who are not interested persons (as defined by the 1940 Act), has determined that this Plan is in the best interests of the shareholders of each Series ("Shareholders").

NOW THEREFORE, the Board of Directors of the Fund hereby adopts the following:

 1. CONDITION PRECEDENT. This Plan is approved subject to the following conditions:

     a. This Plan shall be approved by the affirmative vote of Shareholders holding a majority of the outstanding shares of a Series' common stock at a special meeting of the Shareholders called for the purpose of approving the Plan.

     b. A Proxy Statement describing the Plan and the proposed liquidation and dissolution shall be prepared and submitted to the Securities and Exchange Commission ("SEC") and when authorized by such regulator, shall be delivered to each Shareholder of record of the Series for the purposes of soliciting proxies for the approval of the Plan.

     c.  All necessary  approvals and  authorizations  from the SEC or any other
         regulatory   authority  having   jurisdiction   over  the  transactions
         contemplated by the Plan shall be obtained.

     d. At or immediately prior to the Liquidation Date (as defined in paragraph 5), each Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Shareholders of the Series all of the Series investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward).

 2. TERMINATION OF BUSINESS OPERATIONS. On the date on which the Shareholders approve the Plan (the "Effective Date"), the Series shall cease to conduct business except as is required to carry out the terms of the Plan and to accept redemption requests.

 3. LIQUIDATION OF ASSETS. As soon as it is reasonable and practicable after the Effective Date, but in no event later than May 1, 1999 (the "Liquidation Period"), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

 4. LIABILITIES. During the Liquidation Period, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series. If any Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may, however, retain cash or cash equivalents in an amount which it estimates is necessary to discharge any unpaid liabilities of the Series on the Series books as of the Liquidation Date (as defined in paragraph 5). Unpaid liabilities may include but not be limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date.

 5. DISTRIBUTION TO SHAREHOLDERS. Upon termination of the Liquidation Period (the "Liquidation Date"), each Series' assets will be distributed ratably among shareholders of record in one or more cash payments. The first distribution of a Series' assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series. Subsequent distributions, if necessary, are anticipated to be made within ten days after the First Distribution and will consist of any cash from any assets remaining after payment of creditors, the proceeds of any sale of assets of the Series under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Series. Each shareholder will be required to surrender his or her share certificate(s) to Security Management Company, LLC ("SMC"), the Fund's transfer agent prior to receiving his or her pro rata liquidating distribution(s). In the event that a shareholder cannot surrender a share certificate because it has been lost, apparently destroyed or wrongfully taken, the Shareholder must contact SMC at 1-800-888-2461 to make alternative arrangements.


 6. AMENDMENT OR TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Fund with respect to one or more of the Series, at any time prior to the Liquidation Date, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable. The Board of Directors may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of a Series and the Shareholders of the Series. However, if the Board determines that any such amendment or modification will materially and adversely affect the interests of the Shareholders, such an amendment or modification will not be adopted unless approved by the Shareholders of each Series.

 7. FILINGS. As soon as practicable after the final distribution of the Series assets to Shareholders, the Fund shall file a certificate of dissolution and any other documents, as are necessary to effect the dissolution of the Series in accordance with requirements of the Articles of Incorporation of the Fund, the laws of the State of Kansas, the Internal Revenue Code of 1986, as amended, any applicable securities laws, and any rules and regulations of the Securities and Exchange Commission or any state securities commission, including, without limitation, the preparation and filing of any tax returns.


 8. POWERS OF BOARD AND OFFICERS. The Board of Directors and, subject to the direction of the Board of Directors, the officers of the Fund, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary to or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

 9. AMENDMENT OF PLAN. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan (other than the terms of the Liquidation Distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation, and termination of the existence of the Series, and the distribution of assets to Shareholders in accordance with the purposes to be accomplished by the Plan.

10. EXPENSES. The expenses of carrying out the terms of this Plan shall be borne by the Series, whether or not the liquidation contemplated by the Plan is effected.

11. FURTHER ASSURANCES. The Fund shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

12. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Kansas.

IN WITNESS WHEREOF, the Board of Directors of the Fund has caused this Plan to be executed by their duly authorized representatives as of this 29th day of March, 1999.

                                                     SECURITY INCOME FUND



                                                     By:  JOHN D. CLELAND
                                                          President

[SBG LOGO]
The Security Benefit Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001


                GLOBAL HIGH YIELD SERIES OF SECURITY INCOME FUND
                         Special Meeting of Shareholders
                                 April 26, 1999


     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments thereof, all shares of

                GLOBAL HIGH YIELD SERIES OF SECURITY INCOME FUND

     held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:30 AM, local time, on April 26, 1999, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.



     NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

     PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
GLOBAL HIGH YIELD SERIES OF SECURITY INCOME FUND

For address  changes  and/or  comments, please check                         [ ]
this box and write them on the back where indicated.

Vote On Proposals
                                                           FOR  AGAINST  ABSTAIN

1.  Approval of the  liquidation  and dissolution of       [ ]    [ ]      [ ]
    Global High Yield Series.

2.  Approval of the proposed amendment to the Fund's       [ ]    [ ]      [ ]
    Articles of Incorporation to reduce to zero the number of shares outstanding of the Global High
    Yield Series and dissolve that Series of the Fund's common stock.


___________________________________________    _________________________________
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001


          EMERGING MARKETS TOTAL RETURN SERIES OF SECURITY INCOME FUND
                         Special Meeting of Shareholders
                                 April 26, 1999


     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments thereof, all shares of

          EMERGING MARKETS TOTAL RETURN SERIES OF SECURITY INCOME FUND

     held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:30 AM, local time, on April 26, 1999, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.



     NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

     PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
EMERGING MARKETS TOTAL RETURN SERIES OF SECURITY INCOME FUND

For address  changes  and/or  comments, please check                         [ ]
this box and write them on the back where indicated.

Vote On Proposals
                                                           FOR  AGAINST  ABSTAIN

1.  Approval of the  liquidation  and dissolution of       [ ]    [ ]      [ ]
    Emerging Markets Total Return Series.

2.  Approval of the proposed amendment to the Fund's       [ ]    [ ]      [ ]
    Articles of Incorporation to reduce to zero the number of shares outstanding of the Emerging
    Markets  Total Return  Series and dissolve  that
    Series of the Fund's common stock.


___________________________________________    _________________________________
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001


             GLOBAL ASSET ALLOCATION SERIES OF SECURITY INCOME FUND
                         Special Meeting of Shareholders
                                 April 26, 1999

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments thereof, all shares of

             GLOBAL ASSET ALLOCATION SERIES OF SECURITY INCOME FUND

     held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:30 AM, local time, on April 26, 1999, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.



     NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

     PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
GLOBAL ASSET ALLOCATION SERIES OF SECURITY INCOME FUND

For address  changes  and/or  comments, please check                         [ ]
this box and write them on the back where indicated.

Vote On Proposals
                                                           FOR  AGAINST  ABSTAIN

1.  Approval of the  liquidation  and dissolution of       [ ]    [ ]      [ ]
    Global Asset Allocation Series.

2.  Approval of the proposed amendment to the Fund's       [ ]    [ ]      [ ]
    Articles of Incorporation to reduce to zero the number of shares outstanding of the Global Asset
    Allocation Series and dissolve that Series of the Fund's common stock.


___________________________________________    _________________________________
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------